Exhibit 99.1

Deloitte & Touche LLP
Suite 400
Harborside Plaza 10
Jersey City, NJ 07311
USA
Tel:	+1 212 937 8200
Fax:	+1 212 937 8298
www.deloitte.com

Fifth Third Bank

38 Fountain Square Plaza, Fifth Third Center

Cincinnati, Ohio 45263

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Fifth Third Bank (the “Company”) and Credit Suisse Securities (USA) LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in conjunction with the proposed offering of Fifth Third Auto Trust 2019-1.

The Company is responsible for the information provided to us, including the information set forth in the Sample Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On March 19, 2019, representatives of the Company provided us with an automobile receivable listing (the “Initial Receivable Listing”) with respect to 100,385 automobile receivables. At the Company’s instruction, we randomly selected 125 automobile receivables from the Initial Receivable Listing (the “Initial Selected Receivables”).

Further, on April 2, 2019, representatives of the Company provided us with a subsequent automobile receivable listing (the “Subsequent Receivable Listing”) with respect to 96,200 automobile receivables, including 119 of the 125 Initial Selected Receivables. At the Company’s instruction, we randomly selected 6 automobile receivables from the Subsequent Receivable Listing that were not an Initial Selected Receivable (the “Subsequent Selected Receivables”). The remaining 119 Initial Selected Receivables and the Subsequent Selected Receivables are collectively and hereinafter referred to as the “Sample Receivables.”

On April 8, 2019, representatives of the Company provided us with a computer-generated automobile loan data file and related record layout containing data, as represented to us by the Company, as of March 31, 2019, with respect to each of the Sample Receivables (the “Sample Data File”).

At the Company’s instruction, for each of the Sample Receivables, we performed certain comparisons and recomputations relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Sample Data File and indicated below.

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Characteristics

1. Loan number (for informational purposes only)	10. Vehicle model year
2. Origination date (month and year)	11. Co-obligor indicator (yes/no)
3. Original amount financed	12. Vehicle type (new/used)
4. First payment date	13. State (dealer)
5. Original maturity date	14. FICO score
6. Original term to maturity	15. Payment to income ratio
7. Monthly payment	16. Vehicle value (as of origination)
8. Interest rate	17. Remaining principal balance
9. Vehicle make	18. Current interest rate
19. Current maturity date
20. Remaining term to maturity

We compared Characteristics 2. through 11. to the corresponding information set forth on or derived from the Simple Interest Note and Security Agreement or Retail Installment Sale Contract or Cure Letter (collectively, the “Contract”).

We compared Characteristic 12. to the corresponding information set forth on or derived from the Contract or the “Retail Buyers Order.”

We compared Characteristic 13. to the Certificate of Title, Lien Statement, Application of Title/Lien Holder, Application for Certificate of Ownership, Dealer’s Bill of Sale, Notice of Security Interest Filing, Confirmation of Security Interest (Lien) Perfection or Re-Assignment for New and Used Vehicles (collectively, the “Certificate of Title”), Contract or “Retail Order for a Motor Vehicle.”

We compared Characteristics 14. through 20. to queries, provided by the Company on April 8, 2019 and April 11, 2019, from the Company’s servicing system, as of March 31, 2019 (collectively, the “Servicing System Query”).

At your instruction, for purposes of such comparisons:

•

with respect to Characteristic 3., for those Sample Receivables for which we were provided a Simple Interest Note and Security Agreement, we were instructed by representatives of the Company to compare the original amount financed (as set forth on the Sample Data File) to the “original principal amount” (as set forth on the Simple Interest Note and Security Agreement);

•

with respect to Characteristic 7., for the Sample Receivables indicated in Appendix A, we observed a difference with respect to the monthly payment set forth on the Sample Data File, as compared to the monthly payment set forth on or derived from the Contract. For these Sample Receivables, we were instructed by representatives of the Company to perform an additional procedure and compare the monthly payment set forth on the Sample Data File to screens shots from the Company’s servicing system provided by the Company (the “System Screen Shots”);

•

with respect to Characteristic 8., for those Sample Receivables for which we were provided a (i) Simple Interest Note and Security Agreement, we were instructed by representatives of the Company to compare the interest rate (as set forth on the Sample Data File) to the “annual rate” (as set forth on the Simple Interest Note and Security Agreement) or (ii) Retail Installment Sales Contract, we were instructed by representatives of the Company to compare the interest rate (as set forth on the Sample Data File) to the “APR” (as set forth on the Retail Installment Sales Contract). In addition, for the Sample Receivables indicated in Appendix B, we observed a difference with respect to the interest rate set forth on the Sample Data File, as compared to the interest rate set forth on or derived from the Contract. For these Sample Receivables, we were instructed by representatives of the Company to perform an additional procedure to compare the interest rate set forth on the Sample Data File to the System Screen Shots. Further, with respect to Characteristic 8., differences of 0.01% or less are deemed to be in agreement; and

•	with respect to Characteristic 15., differences of 0.01% or less are deemed to be in agreement.

In addition to the procedures described above, for each of the Sample Receivables, we observed the following:

•	the Contract was signed;

•	the security interest of the Company was stated on the Certificate of Title (as defined above); and

•	the existence of a “Customer Credit Application.”

The automobile receivables documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Automobile Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Automobile Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Automobile Documents. In addition, we make no representations as to whether the Automobile Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Sample Data File were found to be in agreement with the above mentioned Automobile Documents, except as described in Appendix C. Supplemental information is contained on Appendix D.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Sample Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

April 19, 2019

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 19, 2019.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 7. for the following Sample Receivables:

32461729
34020026
34655032
34970895
35353282
35617236
36120579
36170806
36297629
36310257

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 19, 2019.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 8. for the following Sample Receivables:

36256123
32461729
34020026
34655032
34970895
35353282
35617236
36120579
36170806
36297629
36310257

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated April 19, 2019.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in payment to income ratio.

2	One difference in monthly payment.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures Issued by Deloitte & Touche LLP dated April 19, 2019.

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the Sample Data File	Characteristic set forth on the Automobile Documents

1	27976329	Payment to income ratio	5.73%	5.64%

2	27976329	Monthly payment	$368.18	$363.20

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.